                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                  July 29, 2002


                                    CLN, INC.
               (formerly known as Caliber Learning Network, Inc.)
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

       000-23945                                          52-2001020
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(Commission File Number)                      (IRS Employer Identification No.)

509 South Exeter Street, Suite 400, Baltimore, Maryland                21202
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        (Address of Principal Executive Offices)                     (Zip Code)

                                 (410) 843-1000
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              (Registrant's Telephone Number, Including Area Code)

Item 5.   Other Events.

On July 29, 2002, CLN, Inc. (formerly known as Caliber Learning Network, Inc.) (the "Company"), Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, filed a Monthly Operating Report for the period from June 1, 2002 through June 30, 2002 with the United States Bankruptcy Court for the District of Maryland, Baltimore Division, a copy of which is filed herewith as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          Exhibit No.       Description

                99.1 Chapter 11 Monthly Operating Report for the period from June 1, 2002 through June 30, 2002 filed by CLN, Inc. f/k/a Caliber Learning Network, Inc., Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, with the United States Bankruptcy Court for the District of Maryland, Baltimore Division.

          * NOTE: The numbers included in this Monthly Operating Report are unaudited and the listed market value represents the book value of the assets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2002                   CLN, INC.
                                         f/k/a CALIBER LEARNING NETWORK, INC.


                                      By:/s/ Glen M. Marder
                                         ---------------------------------------
                                         Glen M. Marder
                                         President and
                                           Chief Executive Officer

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